CONSENT OF INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, both included in Post-Effective Amendment Number 56 to the Registration Statement (Form N-1A, No. 2-72101) of Touchstone Investment Trust and to the use of our report dated August 13, 2002, incorporated therein.


                                        /s/ Ernst & Young LLP

Cincinnati, Ohio
October 25, 2002